                                                                   EXHIBIT 10.84
                                                                [EXECUTION COPY]

================================================================================

                                CREDIT AGREEMENT

                            Dated as of May 30, 2000

                                     among

                             EDISON MISSION ENERGY

                                      and

                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                      and

                             BANK OF AMERICA, N.A.

                  as the Administrative Agent for the Lenders

                                  Arranged by

                         BANC OF AMERICA SECURITIES LLC

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE 1

     DEFINITIONS AND ACCOUNTING TERMS......................................   1
     SECTION 1.1.  Defined Terms...........................................   1
     SECTION 1.2.  Use of Defined Terms....................................  13
     SECTION 1.3.  Cross-References........................................  13
     SECTION 1.4.  Accounting and Financial Determinations.................  13

ARTICLE 2

     COMMITMENTS AND BORROWING PROCEDURES..................................  13
     SECTION 2.1.  Commitments.............................................  13
             2.1.1.  Commitments...........................................  13
             2.1.2.  Lenders Not Required To Make Loans....................  14
     SECTION 2.2.  Reduction of the Total Commitment Amount................  14
     SECTION 2.3.  Borrowing Procedure.....................................  14
     SECTION 2.4.  Continuation and Conversion Elections...................  14
     SECTION 2.5.  Funding.................................................  15
     SECTION 2.6.  Renewal of Commitments..................................  15

ARTICLE 3

     REPAYMENTS, PREPAYMENTS, INTEREST AND FEES............................  16
     SECTION 3.1.  Repayments and Prepayments..............................  16
             3.1.1.  Repayments............................................  16
             3.1.2.  Prepayments...........................................  16
     SECTION 3.2.  Interest Provisions.....................................  17
             3.2.1.  Rates.................................................  17
             3.2.2.  Post-Maturity Rates; Default Rates....................  18
             3.2.3.  Payment Dates.........................................  18
             3.2.4.  Interest Rate Determination...........................  18
     SECTION 3.3.  Fees....................................................  18
             3.3.1.  Facility Fee..........................................  18
             3.3.2.  Utilization Fee.......................................  19
             3.3.3.  Miscellaneous Fees....................................  19

                                      (i)
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ARTICLE 4

     CERTAIN LIBO RATE AND OTHER PROVISIONS.................................  19
     SECTION 4.1.  LIBO Rate Lending Unlawful...............................  19
     SECTION 4.2.  Inability to Determine Rates.............................  19
     SECTION 4.3.  Increased LIBO Rate Loan Costs...........................  19
     SECTION 4.4.  Obligation to Mitigate...................................  20
     SECTION 4.5.  Funding Losses...........................................  20
     SECTION 4.6.  Increased Capital Costs..................................  21
     SECTION 4.7.  Taxes....................................................  21
     SECTION 4.8.  Payments, Computations...................................  23
     SECTION 4.9.  Sharing of Payments......................................  24
     SECTION 4.10.  Setoff..................................................  24
     SECTION 4.11.  Replacement of Lender...................................  25

ARTICLE 5

     CONDITIONS TO EFFECTIVENESS AND LOANS..................................  25
     SECTION 5.1.  Conditions to Effectiveness..............................  25
             5.1.1.  Delivery of Loan Documents.............................  25
             5.1.2.  Officer's Certificate..................................  26
             5.1.3.  Resolutions............................................  26
             5.1.4.  Opinions of Counsel....................................  26
             5.1.5.  Closing Fees, Expenses.................................  26
             5.1.6.  Financial Statements...................................  26
             5.1.7.  Debt Ratings...........................................  26
     SECTION 5.2.  All Extensions of Credit.................................  26
             5.2.1.  Representations and Warranties; No Default.............  26
             5.2.2.  Borrowing Request; Conversion/Continuation Notice......  27
             5.2.3.  Satisfactory Legal Form................................  27
ARTICLE 6

     REPRESENTATIONS AND WARRANTIES.........................................  27
     SECTION 6.1.  Organization; Power; Compliance with Law and Contractual.  27
     SECTION 6.2.  Due Authorization; Non-Contravention.....................  28
     SECTION 6.3.  Governmental Approval; Regulation........................  28
     SECTION 6.4.  Validity.................................................  28
     SECTION 6.5.  Financial Information....................................  28
     SECTION 6.6.  No Material Adverse Change...............................  28
     SECTION 6.7.  Litigation...............................................  29
     SECTION 6.8.  Ownership of Properties..................................  29
     SECTION 6.9.  Taxes....................................................  29
     SECTION 6.10.  Pension and Welfare Plans...............................  29

                                     (ii)
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                                                                            Page
                                                                            ----

     SECTION 6.11.  Environmental Warranties...............................   29
     SECTION 6.12.  Regulations T, U and X.................................   30
     SECTION 6.13.  Accuracy of Information................................   30
     SECTION 6.14.  The Obligations........................................   30

ARTICLE 7

     COVENANTS.............................................................   31
     SECTION 7.1.  Affirmative Covenants...................................   31
             7.1.1.  Financial Information, Reports, Notices...............   31
             7.1.2.  Compliance with Laws..................................   32
             7.1.3.  Maintenance of Properties.............................   32
             7.1.4.  Insurance.............................................   32
             7.1.5.  Books and Records.....................................   32
             7.1.6.  Environmental Covenant................................   33
             7.1.7.  Conduct of Business and Maintenance of Existence......   33
             7.1.8.  Use of Proceeds.......................................   33
     SECTION 7.2.  Negative Covenants......................................   33
             7.2.1.  Restrictions on Secured Indebtedness..................   33
             7.2.2.  ERISA.................................................   34
             7.2.3.  Restrictions on Liens.................................   34
             7.2.4.  Financial Condition...................................   35
             7.2.5.  Investments...........................................   35
             7.2.6.  Consolidation, Merger.................................   35
             7.2.7.  Asset Dispositions....................................   36
             7.2.8.  Transactions with Affiliates..........................   36
             7.2.9.  Restrictive Agreements................................   36

ARTICLE 8

     EVENTS OF DEFAULT.....................................................   37
     SECTION 8.1.  Listing of Events of Default............................   37
             8.1.1.  Non-Payment of Obligations............................   37
             8.1.2.  Breach of Warranty....................................   37
             8.1.3.  Non-Performance of Certain Covenants and Obligations..   37
             8.1.4.  Non-Performance of Other Covenants and Obligations....   37
             8.1.5.  Default on Other Indebtedness.........................   37
             8.1.6.  Judgments.............................................   37
             8.1.7.  Pension Plans.........................................   38
             8.1.8.  Control of the Borrower...............................   38
             8.1.9.  Bankruptcy, Insolvency................................   38
     SECTION 8.2.  Action if Bankruptcy....................................   39
     SECTION 8.3.  Action if Other Event of Default........................   39
     SECTION 8.4.  Rescission of Declaration...............................   39

                                     (iii)
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                                                                            Page
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ARTICLE 9

     ADMINISTRATIVE AGENT...................................................  39
     SECTION 9.1.  Appointment and Authorization of Administrative Agent....  39
     SECTION 9.2.  Delegation of Duties.....................................  40
     SECTION 9.3.  Liability of Administrative Agent........................  40
     SECTION 9.4.  Reliance by Administrative Agent.........................  40
     SECTION 9.5.  Notice of Default........................................  41
     SECTION 9.6.  Credit Decision; Disclosure of Information by
                   Administrative Agent.....................................  41
     SECTION 9.7.  Indemnification of Administrative Agent..................  42
     SECTION 9.8.  Administrative Agent in Individual Capacity..............  42
     SECTION 9.9.  Resignation by Administrative Agent......................  42
     SECTION 9.10. Arranger.................................................  43

ARTICLE 10

     MISCELLANEOUS PROVISIONS...............................................  43
     SECTION 10.1.  Waivers, Amendments.....................................  43
     SECTION 10.2.  Notices.................................................  44
     SECTION 10.3.  Payment of Costs and Expenses...........................  45
     SECTION 10.4.  Indemnification.........................................  46
     SECTION 10.5.  Survival................................................  46
     SECTION 10.6.  Severability............................................  46
     SECTION 10.7.  Headings................................................  46
     SECTION 10.8.  Execution in Counterparts...............................  46
     SECTION 10.9.  Governing Law; Entire Agreement.........................  47
     SECTION 10.10.  Successors and Assigns.................................  47
     SECTION 10.11.  Sale and Transfer of Loans and Notes; Participations
                     in Loans...............................................  47
             10.11.1.  Assignments..........................................  47
             10.11.2.  Participations.......................................  48
     SECTION 10.12.  Other Transactions.....................................  49
     SECTION 10.13.  Submission To Jurisdiction; Waivers....................  49
     SECTION 10.14.  WAIVERS OF JURY TRIAL..................................  50
     SECTION 10.15.  Non-Recourse Persons...................................  50
     SECTION 10.16.  Acknowledgments........................................  50
     SECTION 10.17.  Confidentiality........................................  50
     SECTION 10.18.  No Third Party Beneficiaries...........................  50
     SECTION 10.19.  Effectiveness..........................................  51

                                     (iv)
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                                                                            Page
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ANNEXES

Annex I -    Pricing Grid

EXHIBITS
A      -     Form of Note
B      -     Form of Borrowing Request
C      -     Form of Continuation/Conversion Notice
D      -     Form of Lender Assignment Agreement
E      -     Form of Officer's Certificate
F      -     Form of Secretary's Certificate

SCHEDULES

Schedule 1.1(a)   -   Commitments

                                      (v)

          CREDIT AGREEMENT, dated as of May 30, 2000, among EDISON MISSION ENERGY, a California corporation (the "Borrower"), the various financial
                                       --------
institutions as are or may become parties hereto (collectively, the "Lenders")
                                                                     -------
and BANK OF AMERICA, N.A., as administrative agent for the Lenders.

                                   RECITALS
                                   --------

          A. The Borrower has requested that the Lenders establish a credit facility for general corporate purposes, including, without limitation, loans to provide liquidity support for the Borrower's commercial paper program, to finance equity investments in projects of the Borrower and to finance capital expenditures; and

          B. The Lenders are willing to make such credit facility available upon and subject to the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1.  Defined Terms.
                        -------------

          The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" means Bank of America in its capacity as
           --------------------
administrative agent for the Lenders hereunder, and includes each other Person as may have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.9.
            -----------

          "Administrative Agent-Related Persons" means the Administrative Agent
           ------------------------------------
(including any successor agent), together with its Affiliates (including, in the case of Bank of America in its capacity as Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Affiliate" of any Person means any other Person which, directly or
           ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agreement" means, on any date, this Credit Agreement as originally in
           ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

          "Alternate Base Rate" means for any day a fluctuating rate per annum
           -------------------
equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. "Base Rate Loan" means a Loan bearing interest at
                               --------------
a fluctuating rate determined by reference to the Alternate Base Rate plus the Applicable Margin from time to time in effect.

          "Applicable Margin" means, for any day with respect to any LIBO Rate
           -----------------
Loans or Base Rate Loans, the rate per annum in effect for such day based on the Borrower's Debt Rating for such day determined as provided in the Pricing Grid.

          "Arranger" means Bank of America Securities LLC, in its capacity as
           --------
sole lead arranger and sole book manager.

          "Assignee" has the meaning set forth in Section 10.11.1.
           --------                               ---------------

          "Assignor" has the meaning set forth in Section 10.11.1.
           --------                               ---------------

          "Authorized Representative" means, relative to the Borrower, those of
           -------------------------
its officers and employees whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.3.
                                                                  -------------

          "Bank of America" means Bank of America, N.A.
           ---------------

          "Borrower" has the meaning set forth in the preamble.
           --------                                   --------

          "Borrowing" means Loans of the same type and, in the case of LIBO Rate
           ---------
Loans having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.l.
                                                                  -----------

          "Borrowing Date" means any Business Day specified in a notice pursuant
           --------------
to Section 2.3 as a date which the Borrower requests the Lenders to make Loans.
   -----------

          "Borrowing Request" means a loan request and certificate duly executed
           -----------------
by an Authorized Representative of the Borrower, substantially in the form of Exhibit B.
---------

          "Business Day" means:
           ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in San Francisco, California; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

          "Capitalized Lease Liabilities" of any Person means all monetary
           -----------------------------
obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of each Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash Equivalent Investment" means, at any time:
           --------------------------

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof; or

          (b) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days, including, but not limited to, (i) marketable direct obligations issued by any state of the United States or any political subdivision of any such state, and (ii) commercial paper issued by a corporation organized under the laws of any state of the United States or of the District of Columbia; or

          (c) money market funds whose investments are made solely in securities described in clause (a) of this definition maturing within one (1) year after the date of acquisition thereof; or

          (d) time or demand deposits or certificates of deposit maturing within 90 days after the date of acquisition thereof, or overnight bank deposits of any commercial bank that is either (i) a member of the Federal Reserve System that has capital and surplus (as shown on its most recent statement of condition) in excess of $100,000,000 and is rated "A" or better by Moody's or S&P, or (ii) a Lender; or

          (e) other securities as to which the Borrower has demonstrated, to the satisfaction of the Administrative Agent, adequate liquidity through secondary markets or deposit agreements.

          "CERCLIS" means the Comprehensive Environmental Response Compensation
           -------
Liability Information System List.

          "Change in Control" means the failure of Edison International to own,
           -----------------
directly or indirectly, at least 50.l% of the outstanding shares of voting stock of the Borrower (or any successor pursuant to Section 7.2.6(c)) on a fully
                                              ----------------
diluted basis.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Commitment" has the meaning set forth in Section 2.1.1.
           ----------                               --------------

          "Commitment Letter" means the Commitment Letter dated May 8, 2000
           -----------------
delivered by the Arranger and the Initial Lender and accepted by the Borrower.

          "Commitment Termination Date" means the earliest of:
           ---------------------------

          (a) the date which is 364 days after the Effective Date or, if such date has been extended by any Lender pursuant to Section 2.6, then, with
                                                      -----------
     respect to the Commitment of such Lender, such date as determined pursuant to Section 2.6;
        -----------

          (b) the date on which the Total Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; or
                                         -----------

          (c) the date on which any Commitment Termination Event occurs.

          "Commitment Termination Event" means:
           ----------------------------

          (a) the occurrence of any Event of Default described in clauses (a)
                                                                  -----------
     through (e) of Section 8.1.9 with respect to the Borrower; or
             ---    -------------

          (b) the occurrence and continuance of any other Event of Default accompanied by the declaration of the Loans to be due and payable pursuant to Section 8.3.
        -----------

          "Contingent Liability" means any agreement, undertaking or arrangement
           --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; provided, however, that if the maximum amount of the debt, obligation or other
--------  -------
liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability.

          "Continuation" and "Continue" means, with respect to any LIBO Rate
           ------------       --------
Loan, the continuation of such LIBO Rate Loan as a LIBO Rate Loan on the last day of the Interest Period for such Loan.

          "Continuation/Conversion Notice" means a notice of continuation or
           ------------------------------
conversion and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of Exhibit C.
                                       ---------

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Controlled Group" means all members of a controlled group of
           ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          "Conversion" and "Convert" means, with respect to any Loan, the
           ----------       -------
conversion of such Loan from or into another type of Loan.

          "Debt Rating" means a rating by each of Moody's and S&P of the
           -----------
Borrower's long-term debt which is not secured or supported by a guarantee, letter of credit or other form of credit enhancement. If Moody's or S&P shall have changed its system of classifications after the date hereof, the Borrower's Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

          "Declining Lender" has the meaning set forth in Section 2.6.
           ----------------

          "Default" means any Event of Default or any condition, occurrence or
           -------
event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Dollar" and the sign "$" mean lawful money of the United States.
           ------

          "Domestic Office" means, relative to any Lender, the office of such
           ---------------
Lender designated on Schedule 1.1(b) or designated in the Lender Assignment
                     ---------------
Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

          "Edison International" means Edison International, a California
           --------------------
corporation.

          "Effective Date" means the date this Agreement becomes effective, as
           --------------
between all parties hereto, pursuant to Section 5.1.
                                        -----------

          "Eligible Assignee" means:
           -----------------

          (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000;

          (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such
                                                            --------
     bank is acting through a branch or agency located in the United States;

          (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary;

          (d) another Lender; or

          (e) other lenders or institutional investors consented to in writing in advance by the Administrative Agent and the Borrower (provided that the Borrower's consent shall not be unreasonably or untimely withheld).
     Neither the Borrower nor any Affiliate of the Borrower shall be an Eligible Assignee.

          "Environmental Laws" means all applicable federal, state or local
           ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to Hazardous Materials and/or to public health and protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act, as amended.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

          "Event of Default" has the meaning set forth in Section 8.1.
           ----------------                               -----------

          "Existing Commitment Termination Date" has the meaning set forth in
           ------------------------------------
Section 2.6.

          "Extension of Credit" means a Borrowing, Conversion or Continuation of
           -------------------
Loans and (collectively, the "Extensions of Credit").
                              --------------------

          "Facility Fee" has the meaning set forth in Section 3.3.1.
           ------------

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
                                                                   --------
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

          "Fiscal Quarter" means any quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means any period of twelve consecutive calendar months
           -----------
ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1999 Fiscal Year") refers to the Fiscal Year
                      ----
ending on December 31 occurring during such calendar year.

          "F.R.S. Board" means the Board of Governors of the Federal Reserve
           ------------
System or any successor thereto.

          "GAAP" has the meaning set forth in Section 1.4.
           ----                               -----------

          "Governmental Approval" has the meaning set forth in Section 6.3.
           ---------------------                               -----------

          "Governmental Authority" means (a) any international, foreign,
           ----------------------
federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or (c) any court or administrative tribunal.

          "Hazardous Material" means:
           ------------------

          (a) any "hazardous substance," as defined by any Environmental Law;

          (b) any "hazardous waste," as defined by any Environmental Law;

          (c) any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any Environmental Law.

          "herein," "hereof," "hereto," "hereunder" and similar terms contained
           ------    ------    ------    ---------
in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

          "including" means including without limiting the generality of any
           ---------
description preceding such term, and, for purposes of each Loan Document, the parties thereto agree that the rule of ejusdem generis shall not be applicable
                                       ------- -------
to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          "Indebtedness" of any Person means, without duplication:
           ------------

          (a) all indebtedness for borrowed money;

          (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

          (c) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

          (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

          (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

          (f) all Capitalized Lease Liabilities;

          (g) all net obligations with respect to sales of foreign exchange options;

          (h) all indebtedness referred to in clauses (a) through (g) above
                                              ------- ---         ---
     secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

          (i) all Contingent Liabilities.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Initial Lender" means Bank of America.
           --------------

          "Indemnified Liabilities" has the meaning set forth in Section 10.4.
           -----------------------                               ------------

          "Interest Period" means,  relative to any LIBO Rate Loan, the period
           ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                                              -----------    ---
and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months (or such longer or shorter period as all Lenders determine is available) thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4;
                                                           -----------    ---
provided, however, that:
--------  -------

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates or such other larger number of dates and on such terms as may be agreed to by the Borrower and the Administrative Agent;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) no Interest Period may end later than the date set forth in clause
                                                                          ------
     (a) of the definition of "Commitment Termination Date."
     ---                       ---------------------------

          "Investment" means, relative to any Person:
           ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

          "Lender Assignment Agreement" means a Lender Assignment Agreement,
           ---------------------------
substantially in the form of Exhibit D.
                             ---------

          "Lenders" has the meaning set forth in the preamble.
           -------                                   --------

          "LIBO Rate" means, for each day during each Interest Period for each
           ---------
LIBO Rate Loan to be made, Converted or Continued, the rate per annum determined on the basis of the rate for deposits in Dollars in an amount equal or comparable to the principal amount of such LIBO Rate Loan for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Telerate LIBOR screen as provided by Bridge Information Systems, Inc. as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on the Telerate LIBOR screen as provided by Bridge Information Systems, Inc., the "LIBO Rate" shall be determined by reference to such other comparable
     ---------
publicly available service or screen displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 7:00 A.M., San Francisco time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "LIBO Rate Loan" means a Loan bearing interest, at all times during an
           --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

          "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
           ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of l/100 of 1%) determined pursuant to the following formula:

LIBO Rate (Reserve Adjusted)   =            LIBO Rate
                                  -------------------------------
                                  1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two Business Days before the first day of such Interest Period.

          "LIBOR Office" means, relative to any Lender, the office of such
           ------------
Lender designated as such on Schedule 1.1(b) or designated in the Lender
                             ---------------
Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent pursuant to Section
                                                                     -------
4.4, whether or not outside the United States, which shall be making or
---
maintaining the LIBO Rate Loans of such Lender hereunder.

          "LIBOR Reserve Percentage" means, relative to any Interest Period for
           ------------------------
LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

          "Lien" means any security interest, mortgage, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

          "Loan" means Loans made by the Lenders to the Borrower pursuant to
           ----
Section 2.1 including Base Rate Loans and LIBO Rate Loans.
-----------

          "Loan Documents" means this Agreement, the Notes and the other
           --------------
agreements, documents and instruments delivered in connection with this Agreement and the Notes, including the fee letter referred to in Section 3.3.3,
                                                                 -------------
each Borrowing Request and each Continuation/ Conversion Notice.

          "Material Adverse Effect" means any event, development or circumstance
           -----------------------
that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries, taken as a whole since the Effective Date or (b) the ability of the Borrower to perform its obligations under any of the Loan Documents.

          "Moody's" means Moody's Investors Service, a division of Dun &
           -------
Bradstreet Corporation, and its successors and assigns.

          "Net Tangible Assets" means, as of the date of any determination
           -------------------
thereof, the total amount of all assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), less the sum of
(a) the consolidated current liabilities of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and (b) assets properly classified as "intangible assets" in accordance with GAAP.

          "Non-Recourse Debt" means Indebtedness which the Borrower is not
           -----------------
directly or indirectly obligated to repay.

          "Non-Recourse Persons" means the Affiliates of the Borrower, including
           --------------------
Edison International, and the officers, directors, employees, shareholders, agents, Authorized Representatives and other controlling persons of the Borrower or any of its Affiliates, provided that in no event shall the Borrower be deemed
                          --------
to be a Non-Recourse Person.

          "Non-U.S. Lender" has the meaning set forth in Section 4.7(c).
           ---------------                               --------------

          "Note" means a promissory note of the Borrower payable to any Lender,
           ----
in the form of Exhibit A hereto (as such promissory note may be amended,
               ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Obligations" means all obligations (monetary or otherwise) of the
           -----------
Borrower arising under or in connection with the Loan Documents.

          "Organic Documents" means, with respect to any Person that is a
           -----------------
corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock; and, with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement; and, with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company agreement, in each case, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Participant" has the meaning set forth in Section 10.11.2.
           -----------                               ---------------

          "Partnership" means a general partnership, limited partnership, joint
           -----------
venture or similar entity in which the Borrower or a Subsidiary is a partner, joint venturer or equity participant.

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Pension Plan" means a "pension plan," as such term is defined in
           ------------
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
on Schedule 1.1(a) opposite its name or set forth in the Lender Assignment
   ---------------
Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to any Lender Assignment Agreement executed by such Lender and delivered pursuant to Section 10.11 or
                                                            -------------
adjusted from time to time pursuant to Section 2.6.
                                       -----------

          "Permitted Liens" means Liens permitted under Section 7.2.3.
           ---------------                              -------------

          "Person" means any natural person, corporation, partnership, limited
           ------
liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Pricing Grid" means the pricing grid attached as Annex I.
           ------------                                     -------

          "PUHCA" has the meaning set forth in Section 6.3(b).
           -----                               --------------

          "Quarterly Payment Date" means the last day of each January, April,
           ----------------------
July and October or, if any such day is not a Business Day, the next succeeding Business Day.

          "Register" has the meaning set forth in Section 10.11.1.
           --------                               ---------------

          "Renewing Lender" has the meaning set forth in Section 2.6.
           ---------------

          "Required Lenders" means, at any time, Lenders holding at least
           ----------------
66-2/3% of the then aggregate outstanding principal amount of the Loans, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Total Commitment Amount.

          "Requirement of Law" means, as to any Person, the Organic Documents of
           ------------------
such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "S&P" means Standard & Poor's Ratings Services and its successors and
           ---
assigns.

          "Same Day Funds" means immediately available funds.
           --------------

          "Subordinated Debt" means all unsecured Indebtedness of the Borrower
           -----------------
for money borrowed which is subordinated, upon terms (including the terms applicable to the payment, prepayment, redemption, purchase or defeasance thereof) satisfactory to the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Tangible Net Worth" means the net worth of the Borrower and its
           ------------------
Subsidiaries (determined on a consolidated basis in accordance with GAAP) after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

          "Taxes" has the meaning set forth in Section 4.7.
           -----                               -----------

          "Total Commitment Amount" means, on any date, $300,000,000, as such
           -----------------------
amount may be reduced from time to time pursuant to Section 2.2 or Section 2.6.
                                                    -----------    -----------

          "type" means, relative to any Loan, the portion thereof, if any, being
           ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

          "United States" or "U.S." means the United States of America.
           -------------      ----

          "Utilization Fee" has the meaning set forth in Section 3.3.2.
           ---------------                               -------------

          "Welfare Plan" means a "welfare plan," as such term is defined in
           ------------
Section 3(1) of ERISA.

          SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or the
                        --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with any Loan Document.

          SECTION 1.3.  Cross-References.  Unless otherwise specified,
                        ----------------
references in this Agreement to any Article, Section, Annex, Exhibit or Schedule are references to such Article, Section, Annex, Exhibit or Schedule of or to this Agreement, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          SECTION 1.4.  Accounting and Financial Determinations.  Unless
                        ---------------------------------------
otherwise specified, all accounting terms used in any Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States ("GAAP") applied in the preparation of the financial statements referred to in Section 6.5, except that quarterly financial statements are not required to contain footnotes.

                                   ARTICLE 2

                      COMMITMENTS AND BORROWING PROCEDURES

          SECTION 2.1.  Commitments.  On the terms and subject to the conditions
                        -----------
of this Agreement, each Lender severally agrees to make, Convert and Continue Loans pursuant to such Lender's Commitment as provided in this Article 2.

            2.1.1.  Commitments. From time to time on any Business Day occurring
                    -----------
prior to the related Commitment Termination Date, each Lender severally agrees to make loans (each, a "Loan") to the Borrower equal to such Lender's Percentage
                        ----
of the Borrowing of Loans requested by the Borrower to be made on such day. The commitment of each Lender described in this Section 2.1.1 is herein referred to
                                            -------------
as its "Commitment."  The Borrower may from time to time borrow, prepay, in
        ----------
whole or in part, and reborrow Loans. Commitments shall terminate automatically on the related Commitment Termination Date.

            2.1.2.  Lenders Not Required To Make Loans.  No Lender shall be
                    ----------------------------------
required to make any Loan if, after giving effect thereto:

          (a) the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Total Commitment Amount; or

          (b) the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Total Commitment Amount.

          SECTION 2.2.  Reduction of the Total Commitment Amount.  The Borrower
                        ----------------------------------------
may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the Total Commitment Amount without premium or penalty (subject, however, to Section 4.5); provided, however, that all such reductions
                      -----------   --------  -------
shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Total Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and, provided, further, that the Total Commitment
                                   --------  -------
Amount may not be reduced to an amount less than the aggregate amount of outstanding Loans.

          SECTION 2.3.  Borrowing Procedure.  By delivering a Borrowing Request
                        -------------------
to the Administrative Agent (i) in the case of LIBO Rate Loans, at or before 11:00 A.M., San Francisco time, not less than three Business Days' prior to the date on which the requested Borrowing is to be made, and (ii) in the case of Base Rate Loans, at or before 10:00 A.M., San Francisco time, on the Business Day on which the requested Borrowing is to be made, the Borrower may from time to time irrevocably request a Borrowing of Loans be made in minimum amounts of $10,000,000 or in the unused amount of the Total Commitment Amount. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 11:00 A.M., San Francisco time, on the Business Day such Loans are to be made, each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

          SECTION 2.4.  Continuation and Conversion Elections.  The Borrower may
                        -------------------------------------
from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof, of (i) any Base Rate Loan be Converted into a LIBO Rate Loan, or (ii) any LIBO Rate Loan be Continued as a LIBO Rate Loans, in each case by delivering a Continuation/Conversion Notice to the Administrative Agent at or before 11:00 A.M., San Francisco time, not less than three Business Days' prior to the requested Conversion or Continuation. In the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan, such LIBO Rate Loan shall automatically be Continued as a one month LIBO Rate Loan; provided, however, that (i) each such Conversion or Continuation shall be pro
--------  -------
rated among the applicable outstanding Loans of all Lenders, (ii) a LIBO Rate Loan may not be converted at any time other than the last day of the Interest Period applicable thereto, (iii) no portion of the outstanding principal amount of any Loans may be Continued as, or be Converted into, LIBO Rate Loans when any Default or Event of Default under Section 8.1.1 has occurred and is continuing,
                                  -------------
and (iv) if the automatic Continuation of a LIBO Rate Loan would result in the last day of the new Interest Period ending on a date after the Commitment Termination Date, then such LIBO Rate Loan shall automatically be Converted into a Base Rate Loan. The Borrower may from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof, of any LIBO Rate Loan be Converted into a Base Rate Loan by delivering a Continuation/Conversion Notice to the Administrative Agent at or before 10:00 A.M., San Francisco time, on the Business Day of the requested Conversion. Each delivery of a Continuation/ Conversion Notice shall constitute a certification and warranty by the Borrower that on the date of delivery of such notice no Default has occurred and is continuing. If prior to the time of such Continuation or Conversion any matter certified to by the Borrower by reason of the immediately preceding sentence will not be true and correct at such time if then made, the Borrower will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of such Continuation or Conversion the Administrative Agent shall have received written notice to the contrary from the Borrower, such certification and warranty shall be deemed to be made at the date of such Continuation or Conversion as if then made. Upon the occurrence and during the continuance of any Event of Default under Section 8.1.1, each LIBO Rate Loan
                                          -------------
shall convert automatically to a Base Rate Loan at the end of the Interest Period then in effect for such LIBO Rate Loan.

          SECTION 2.5.  Funding.  Each Lender may, if it so elects, fulfill its
                        -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its non-U.S. branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 --------
however, that such LIBO Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such non-U.S. branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 or 4.7 it shall be
                        ------------  ---  ---  ---  ---  ---    ---
conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing deposits in its LIBOR Office's interbank eurodollar markets.

          SECTION 2.6.  Renewal of Commitments.  The Borrower may request that
                        ----------------------
each Lender's Commitments be renewed by providing notice of such requests to the Administrative Agent no earlier than 45 days but no later than 30 days prior to the then existing Commitment Termination Date (the "Existing Commitment
                                                    -------------------
Termination Date") applicable to such Lenders. If a Lender agrees, in its
----------------
individual and sole discretion, to renew its Commitment, such Lender (a "Renewing Lender") will notify the Administrative Agent, in writing, of its
 ---------------
decision to do so no earlier than 30 days prior to the Existing Commitment Termination Date applicable to such Lender (but in any event no later than 20 days prior to the Existing Commitment Termination Date). Notwithstanding any provision of this Agreement to the contrary, any notice by any Lender of its willingness to renew its Commitment shall be revocable by such Lender in its sole and absolute discretion at any time prior to the date which is 20 days prior to the related Commitment Termination Date then in effect. The Administrative Agent will notify the Borrower, in writing, of each Lender's decision no later than 15 days prior to the Existing Commitment Termination Date applicable to such Lender. The Renewing Lenders' Commitments will be renewed for an additional 364 days from the Existing Commitment Termination Date applicable to such Lenders, provided that (x) each extension of the Commitment
                 --------
Termination Date pursuant to this Section 2.6 shall be for a period of 364 days
                                  -----------
and (y) more than 50% of the Total Commitment Amount as of the Commitment Termination Date then in effect is extended or otherwise committed to by Renewing Lenders and any new Lenders. Any Lender that declines the Borrower's request for a Commitment renewal (a "Declining Lender") will have its Commitment
                                     ----------------
terminated on the Existing Commitment Termination Date applicable to such Lender (without regard to any renewals by other Lenders), unless terminated earlier in accordance with this Agreement. The Borrower will have the right to accept Commitments from Eligible Assignees acceptable to the Administrative Agent in an amount up to the amount of the pre-termination Commitments of any Declining Lenders, provided that the Renewing Lenders will have the right to increase
         --------
their Commitments up to the amount of the Declining Lenders' Commitments before the Borrower will be permitted to substitute Eligible Assignees for the Declining Lenders.

                                   ARTICLE 3

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

          SECTION 3.1.  Repayments and Prepayments.
                        --------------------------

            3.1.1.  Repayments.  The Loans of each Lender shall mature, and the
                    ----------
Borrower unconditionally promises to pay in full the unpaid principal amount of such Loan to the Administrative Agent, for the account of such Lender, on the Commitment Termination Date for such Lender, provided that (a) if for any reason the outstanding Obligations exceed the Total Commitment Amount as in effect or as reduced or because of any limitation set forth in this Agreement or otherwise, the Borrower shall immediately repay Loans in an aggregate amount equal to such excess and (b) immediately upon any acceleration of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all Loans,
            -----------    -----------
unless, pursuant to Section 8.3, only a portion of all Loans is so accelerated,
                    -----------
in which case only the portion accelerated shall be immediately repaid.

            3.1.2.  Prepayments.
                    -----------

            (a) At any time, and from time to time, the Borrower may, on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Loans, without premium or penalty but, in the case of clause (iii) only, subject to the provisions of Section 4.5;
                                                            -----------
provided, however, that:
--------  -------

            (i) the Borrower shall specify the types of Loans to be prepaid and, in the case of LIBO Rate Loans, the specific Borrowing or Borrowings pursuant to which such LIBO Rate Loans were made;

            (ii)   any such prepayment shall be applied pro rata among the
                                                        --------
     Lenders in accordance with the respective unpaid principal amounts of the Loans held by them;

            (iii) any such prepayment of any LIBO Rate Loan made on any day other than the last day of the Interest Period for such Loan shall be subject to the provisions of Section 4.5;
                                  -----------

            (iv) any prepayment of a LIBO Rate Loan prior to the end of the Interest Period applicable to such LIBO Rate Loan shall require prior written notice to be made to the Administrative Agent at or before 10:00 A.M., San Francisco time at least two Business Days prior to such prepayment; a Base Rate Loan may be prepaid on the same day as notice thereof is given to the Administrative Agent; and

            (v) any such partial prepayment of Loans shall be in an aggregate minimum amount of $10,000,000.

            (b)    Each prepayment of Loans made pursuant to this Section 3.1.2
                                                                  -------------
shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid, but shall be without premium or penalty, except as may be required by Section 4.5. The Borrower may, but shall not be required to,
            -----------
designate any voluntary prepayment of the Loans pursuant to Section 3.1.2(a) as
                                                            ----------------
a permanent prepayment in which case such permanent prepayment shall automatically and permanently reduce the Total Commitment Amount by a like amount. Amounts designated as permanent prepayments may not be reborrowed.

          SECTION 3.2.  Interest Provisions.  Interest on the outstanding
                        -------------------
principal amount of Loans shall accrue and be payable in accordance with this
Section 3.2.
-----------

            3.2.1.  Rates.
                    -----

            (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

            (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin from time to time in effect; and

            (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable Margin from time to time in effect.

Notwithstanding any other provision hereof, at such time as there shall exist for any Lender a LIBOR Reserve Percentage which is greater than zero, the LIBO Rate used in the determination of LIBO Rate Loans made by such Lender shall be the LIBO Rate (Reserve Adjusted).

            (b) All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

            3.2.2.  Post-Maturity Rates; Default Rates.  After the date any
                    ----------------------------------
principal amount of any Loan is due and payable (whether on the related Commitment Termination Date, upon acceleration or otherwise), or after any monetary Obligation of the Borrower shall become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such overdue amount at a rate per annum equal to the applicable interest rate of such overdue amount (or, if there is no applicable interest rate, the Alternate Base Rate) plus the Applicable Margin plus 2% until such amount is paid in full.

            3.2.3.  Payment Dates.  Interest and Utilization Fees accrued on
                    -------------
each Loan shall be payable, without duplication:

            (a) on the related Commitment Termination Date;

            (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

            (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

            (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period; and

            (e) on that portion of any Loans which is accelerated pursuant to
     Section 8.2 or Section 8.3, immediately upon such acceleration.
     -----------    -----------

          Interest accrued on Loans or other monetary Obligations arising under or any Loan Document after the date such amount is due and payable (whether on the related Commitment Termination Date, upon acceleration or otherwise) shall be payable upon demand.

            3.2.4.  Interest Rate Determination.  The Administrative Agent shall
                    ---------------------------
determine the interest rate applicable to LIBO Rate Loans and shall give prompt notice to the Borrower and the Lenders of such determination, and its determination thereof shall be conclusive in the absence of manifest error. So long as any Base Rate Loan is outstanding, the Administrative Agent shall promptly give notice to the Borrower and the Lenders of the Alternate Base Rate in effect at the time such Loan is made and of any changes therein.

          SECTION 3.3.  Fees.  The Borrower agrees to pay the fees set forth in
                        ----
this Section 3.3.
     -----------

            3.3.1.  Facility Fee.  The Borrower agrees to pay to the
                    ------------
Administrative Agent, for the ratable account of each Lender, a facility fee (the "Facility Fee") in respect of the Total Commitment Amount (irrespective of
      ------------
usage) for each day from and after the Effective Date at the rate per annum in effect for such day based on the Debt Rating for such day determined as provided in the Pricing Grid. Such fee shall be payable in arrears on each Quarterly Payment Date, commencing with the first such date following the Effective Date, and on the related Commitment Termination Date.

            3.3.2.  Utilization Fee.  The Borrower agrees to pay to the
                    ---------------
Administrative Agent, for the ratable account of each Lender, a utilization fee of 12.5 basis points per annum times the actual aggregate daily outstanding
                               -----
principal amount of Loans on each day that the aggregate principal amount of Loans exceeds 33-1/3% of the Total Commitment Amount (the "Utilization Fee").
                                                           ---------------
The Utilization Fee shall be payable in arrears on each Quarterly Payment Date, commencing with the first such date following the Effective Date, in accordance with Section 3.2.3, and on the related Commitment Termination Date.
     -------------

            3.3.3.  Miscellaneous Fees.  The Borrower agrees to pay to Bank of
                    ------------------
America, for its own account the fees as agreed to in the fee letter dated May 8, 2000, among Bank of America, Banc of America Securities LLC and the Borrower.

                                   ARTICLE 4

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

          SECTION 4.1.  LIBO Rate Lending Unlawful.  If any Lender shall
                        --------------------------
reasonably determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other governmental authority or comparable agency asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner if required by such law or assertion.

          SECTION 4.2.  Inability to Determine Rates.  If the Administrative
                        ----------------------------
Agent shall have determined that, by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or
                                 -----------     -----------
continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          SECTION 4.3.  Increased LIBO Rate Loan Costs.  If after the date
                        ------------------------------
hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall increase the cost to such Lender of, or result in any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, then the Borrower agrees to pay to the Administrative Agent for the account of each Lender the amount of any such increase or reduction. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within ten Business Days of its receipt of such notice, and such notice shall be binding on the Borrower absent clear and convincing evidence to the contrary.

          SECTION 4.4.  Obligation to Mitigate.  Each Lender agrees that as
                        ----------------------
promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to Section 4.l, 4.3 or 4.6, and in
                                                 -----------  ---    ---
any event if so requested by the Borrower, each Lender shall use reasonable efforts to make, fund or maintain its affected Loans through another lending office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the reasonable opinion of such Lender, the making, funding or maintaining of such Loans through such other lending office would not in any material respect be disadvantageous to such Lender, contrary to such Lender's normal banking practices or violate any applicable law or regulation. No change by a Lender in its Domestic Office or LIBOR Office made for such Lender's convenience shall result in any increased cost to the Borrower. The Borrower shall not be obligated to compensate any Lender for the amount of any additional amount pursuant to Section 4.1, 4.3 or
                                                           -----------  ---
4.6 accruing prior to the date which is 90 days before the date on which such
---
Lender first notifies the Borrower that it intends to claim such compensation; it being understood that the calculation of the actual amounts may not be possible within such period and that such Lender may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Borrower's payment obligation thereunder. If any Lender demands compensation pursuant to Section 4.1, 4.3 or 4.6 with respect to any LIBO Rate Loan, the
            -----------  ---    ---
Borrower may, at any time upon at least one Business Days' prior notice to such Lender through the Administrative Agent, elect to convert such Loan into a Base Rate Loan. Thereafter, unless and until such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, all such LIBO Rate Loans by such Lender shall bear interest as Base Rate Loans, notwithstanding any prior election by the Borrower to the contrary. If such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Borrower may elect that the principal amount of each such Loan again bear interest as LIBO Rate Loans in accordance with this Agreement, on the first day of the next succeeding Interest Period applicable to the related LIBO Rate Loans of other Lenders. Additionally, the Borrower may, at its option, upon at least five Business Days' prior notice to such Lender, elect to prepay in full, without premium or penalty, such Lender's affected LIBO Rate Loans. If the Borrower elects to prepay any Loans pursuant to this Section 4.4, the Borrower shall pay within ten Business Days after written
     -----------
demand any additional increased costs of such Lender accruing for the period prior to such date of prepayment. If such conversion or prepayment is made on a day other than the last day of the current Interest Period for such affected LIBO Rate Loans, such Lender shall be entitled to make a request for, and the Borrower shall pay, compensation under Section 4.5.
                                       -----------

          SECTION 4.5.  Funding Losses.  In the event any Lender shall incur any
                        --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

          (a) any conversion or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;
                                                    -----------

          (b) the Borrower's failure to borrow or prepay any LIBO Rate Loans in accordance with the Borrowing Request therefor or the notice of prepayment therefor delivered under Section 3.1.2(a)(iv); or
                              --------------------

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within ten Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be binding on the Borrower absent manifest error.

          SECTION 4.6.  Increased Capital Costs.  If after the date hereof any
                        -----------------------
change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects the amount of capital required to be maintained by any Lender, and such Lender reasonably determines that the rate of return on its capital as a consequence of its Commitment or the Loans made by such Lender is reduced in a material amount to a level below that which such Lender could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall pay within ten Business Days after such demand directly to such Lender additional amounts sufficient to compensate such Lender for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be binding on the Borrower absent manifest error.

          SECTION 4.7.  Taxes.
                        -----

          (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes or taxes imposed on or measured by any Lender's net income, in each case, imposed as a result of a connection between the Lender and the jurisdiction imposing the tax (other than a connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement), and the Lenders will use reasonable efforts to minimize, to the extent possible, any such applicable taxes (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from
                    -----
any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

               (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

               (ii) within 30 days after such payment forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

               (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and, upon receipt of notice from the Administrative Agent or such Lender within 30 days after such payment, the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses ) as are necessary so that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

          (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.7, a distribution hereunder by the
                                    -----------
Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment for the account of the Borrower.

          (c) Each Lender that is not a United States person as defined in
Section 7701(a)(3) of the Code (a "Non-U.S. Lender") shall deliver to the
                                   ---------------
Borrower and the Administrative Agent two copies of either U.S. Internal Revenue Service Form W-8BEN or

Form W-8ECI, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under the Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). The Borrower shall not be required to increase any such amounts payable to any Non-U.S. Lender with respect to any Taxes (i) that are attributable to such Non-U.S. Lender's failure to comply with the requirements of this Section 4.7(c) or (ii) that are United
                                        --------------
States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Taxes pursuant to
Section 4.7(a). Notwithstanding any other provision of this Section 4.7(c), a
--------------                                              --------------
Non-U.S. Lender shall not be required to deliver any form pursuant to this
Section 4.7(c) that such Non-U.S. Lender is not legally able to deliver.
--------------

          SECTION 4.8.  Payments, Computations.
                        ----------------------

          (a) Unless otherwise expressly provided herein, all payments by the Borrower pursuant to any Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive
                             --- ----
such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 A.M., San Francisco time, on the date due, in Same Day Funds, to Bank of America, N.A., 901 Main Street, Dallas, TX 75202, Attention: Credit Services-Agency, ABA #111000012, Account No.: 1292000883, Reference: Edison Mission Energy, or such account as the Administrative Agent shall specify from time to time by notice to the Borrower; provided that such payment shall be deemed made
                                --------
timely if made by wire transfer and by such time as an Authorized Representative has advised the Administrative Agent of the applicable Federal Reserve System wire transfer confirmation number. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in Same Day Funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender.

          (b) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment to be made by it is due, that it does not intend to remit such payment, the Administrative Agent may, in its sole and absolute discretion, assume that the Borrower or Lender, as the case may be, has timely remitted such payment and may, in its sole and absolute discretion and in reliance thereon, make available such payment to the Person entitled thereto.
If such payment was not in fact remitted to the Administrative Agent in Same Day Funds, then:

          (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate; and

          (ii) if any Lender failed to make such payment, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify the Borrower, and the Borrower shall pay such corresponding amount to the Administrative Agent to the extent such amount was received by the Borrower. The Administrative Agent also shall be entitled to recover interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, (A) if such corresponding amount is recovered from such Lender, at a rate per annum equal to the daily Federal Funds Rate or (B) if such corresponding amount is recovered from the Borrower, at a rate per annum equal to the interest rate applicable to such Borrowing; provided, however, that in no event
                                        --------  -------
     shall the Administrative Agent be entitled to a double recovery of such interest or such corresponding amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (c) All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period"
                      ----------                                ---------------
with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.9.  Sharing of Payments.  If any Lender shall obtain any
                        -------------------
payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5, 4.6, and 4.7) in excess of its pro rata share of
------------  ---  ---  ---      ---                   --- ----
payments then or therewith obtained by all Lenders holding Loans of such type, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however,
                                                            --------  -------
that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 4.9 may, to the fullest extent permitted by law, exercise all its
-----------
rights of payment (including pursuant to Section 4.10) with respect to such
                                         ------------
participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section
                                                                      -------
4.9 applies, such Lender shall, to the extent practicable, exercise its rights
---
in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.9 to share in the benefits of any recovery
                            -----------
on such secured claim.

          SECTION 4.10.  Setoff.  Each Lender shall, upon the occurrence of any
                         ------
Event of Default described in clauses (a) or (b) of Section 8.1.9 and, upon the
                              -----------    ---    -------------
occurrence of any Default described in clauses (c) through (d) of Section 8.1.9
                                       -----------         ---    -------------
with respect to the Borrower or, with the consent of the Required Lenders, upon the occurrence and continuance beyond the expiration of the applicable grace period, if any, of any other Event of Default, have the right to appropriate and apply to the payment of the monetary Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or any bank controlling such Lender; provided, however, that any
                                                 --------  -------
such appropriation and application shall be subject to the provisions of Section
                                                                         -------
4.9.
---

          Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such setoff and application.

          The rights of each Lender under this Section 4.10 are in addition to
                                               ------------
other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

          SECTION 4.11.  Replacement of Lender.  The Borrower shall be permitted
                         ---------------------
to replace (with one or more replacement Lenders) any Lender which requests reimbursement for amounts owing pursuant to Sections 4.3, 4.6 or 4.7 or becomes
                                            ------------  ---    ---
subject to the provisions of Section 4.1; provided that (i) such replacement
                             -----------  --------
does not conflict with any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to the Borrower or such Lender or to which the Borrower or such Lender or any of their respective property is subject, (ii) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Section 4.5 if any LIBO Rate Loan owing
                                     -----------
to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement Lender shall be an Eligible Assignee reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.11.1 (provided that the Borrower or
                       ---------------
replacement Lender shall be obligated to pay the registration and processing fee), (vii) until such time as such replacement shall be
consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 4.1, 4.3, 4.6 or 4.7, as the case may be, and (viii) any
            ------- ---  ---  ---    ---
such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                                   ARTICLE 5

                     CONDITIONS TO EFFECTIVENESS AND LOANS

          SECTION 5.1.  Conditions to Effectiveness.  This Agreement shall
                        ---------------------------
become effective, as between all parties hereto, upon the satisfaction of each of the conditions precedent set forth in this Section 5.1.
                                              -----------

            5.1.1.  Delivery of Loan Documents.  The Administrative Agent shall
                    --------------------------
have received from the Borrower this Agreement, executed and delivered by an Authorized Representative of the Borrower, with a counterpart for each Lender and, for the account of each Lender who so requests, its Note duly executed and delivered by the Borrower.

            5.1.2.  Officer's Certificate.  The Administrative Agent shall have
                    ---------------------
received, with a copy for each Lender, a certificate of an Authorized Representative of the Borrower, substantially in the form of Exhibit E.
                                                             ---------

            5.1.3.  Resolutions.  The Administrative Agent shall have received
                    -----------
from the Borrower a certificate, substantially in the form of Exhibit F hereto,
                                                              ---------
dated the Effective Date, of its Secretary or Assistant Secretary as to:

            (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;

            (b) the incumbency and signatures of those of its officers and representatives authorized to act with respect to each Loan Document executed by it; and

            (c) the Borrower's Organic Documents as in effect at the time the resolutions described in clause (a) above were adopted together with all
                              ----------
     amendments through and including the Effective Date.

          The Administrative Agent and each Lender may conclusively rely upon such certificate until it shall have received a further certificate of the Secretary, Assistant Secretary or other Authorized Representative of the Borrower canceling or amending such prior certificate.

            5.1.4.  Opinions of Counsel.  The Administrative Agent shall have
                    -------------------
received opinions, dated the Effective Date and addressed to the Administrative Agent and the Lenders, from (i) the Assistant General Counsel of the Borrower, and (ii) the special California counsel to the Borrower, in form and substance satisfactory to the Administrative Agent and the Lenders.

            5.1.5.  Closing Fees, Expenses.  The Administrative Agent shall have
                    ----------------------
received for its own account, for the account of the Arranger and for the account of each Lender, as the case may be, all fees due and payable pursuant to
Section 3.3 and 10.3, and all costs and expenses for which invoices have been
-----------     ----
presented.

            5.1.6.  Financial Statements.  The Administrative Agent shall have
                    --------------------
received, with a copy for each Lender, the audited consolidated financial statements of the Borrower for the 1999 Fiscal Year and the unaudited consolidated financial statements of the Borrower for the Fiscal Quarter ended March 31, 2000.

            5.1.7.  Debt Ratings.  The Borrower shall have received short term
                    ------------
debt ratings of A-2 and P-2 or better and maintain long term debt ratings of at least A- and A3, in each case, from S&P and Moody's, respectively.

          SECTION 5.2.  All Extensions of Credit.  The obligation of each Lender
                        ------------------------
to make any Loan (including the initial Loan), and each other Extension of Credit, shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                  -----------

            5.2.1.  Representations and Warranties; No Default.  Both before and
                    ------------------------------------------
after giving effect to any Extension of Credit (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with
                      -------------
respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Extension of Credit), the following statements shall be true and correct:

            (a) the representations and warranties set forth in Article VI shall
                                                                ----------
     be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) no Default or Event of Default has occurred and is continuing or would result from such Extension of Credit.

            5.2.2.  Borrowing Request; Conversion/Continuation Notice.  In the
                    -------------------------------------------------
case of a Borrowing, the Administrative Agent shall have received a Borrowing Request for such Borrowing. In the case of a Conversion or Continuation, the Administrative Agent shall have received a Continuation/Conversion Notice with respect thereto. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are
                                                            -------------
true and correct. Each of the delivery of a Continuation/Conversion Notice and the acceptance by the Borrower of the benefits of such Conversion or Continuation shall constitute a representation and warranty by the Borrower that on the date of such Conversion or Continuation (both immediately before and after giving effect to such Conversion or Continuation), as the case may be, the statements made in Section 5.2.1 are true and correct.
                   -------------

            5.2.3.  Satisfactory Legal Form.  All documents executed or
                    -----------------------
submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                                   ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Extensions of Credit hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this Article VI.
              ----------

          SECTION 6.1.  Organization; Power; Compliance with Law and Contractual
                        --------------------------------------------------------
Obligations.  The Borrower (a) is a corporation validly organized and existing
-----------
and in good standing under the laws of the state of its incorporation, (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, (c) has all requisite corporate power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document and to conduct its business substantially as currently conducted by it and (d) is in compliance with all laws, governmental regulations, court decrees, orders and Contractual Obligations applicable to it, except, with respect to clauses (b), (c) and (d)
                                                      -----------  ---     ---
to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          SECTION 6.2.  Due Authorization; Non-Contravention.  The execution,
                        ------------------------------------
delivery and performance by the Borrower of each Loan Document do not:

          (a) contravene the Borrower's Organic Documents;

          (b) contravene any law, governmental regulation, court decree or order or material Contractual Obligation binding on or affecting the Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

          SECTION 6.3.  Governmental Approval; Regulation.
                        ---------------------------------

          (a) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental authority or regulatory body ("Governmental Approval") is required for the Borrower to execute and
       ---------------------
perform its obligations under the Loan Documents, except for those which have been duly obtained or effected. No material Governmental Approval is required for the Borrower to carry on its business, except for those which have been duly obtained or effected.

          (b) The Borrower is not subject to any regulation as an "investment company" subject to the Investment Company Act of 1940, as amended, or as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" subject to the Public Utility

Holding Company Act of 1935, as amended ("PUHCA"), except that the Borrower is a
                                          -----
"subsidiary company" of Edison International which is a "holding company" that is exempt from all regulation under PUHCA (except Section 9(a)(2) thereof) pursuant to Section 3(a) thereof.

          SECTION 6.4.  Validity.  Each Loan Document executed on or prior to
                        --------
the date hereof constitutes, and each Loan Document executed after the date hereof will constitute, the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

          SECTION 6.5.  Financial Information.  The audited consolidated balance
                        ---------------------
sheet of the Borrower as at December 31, 1999, and the related audited consolidated statement of income and cash flows of the Borrower, copies of which have been furnished to the Administrative Agent pursuant to Section 5.1.6 or
                                                            -------------
Section 7.1.1(a), as the case may be, have been prepared in accordance with
----------------
GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the dates thereof and the results of their operations for the periods then ended.

          SECTION 6.6.  No Material Adverse Change.  There has not occurred any
                        --------------------------
event or condition having a Material Adverse Effect since December 31, 1999.

          SECTION 6.7.  Litigation.  There is no pending or, to the knowledge of
                        ----------
the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, or any of its properties, businesses, assets or revenues, which, if adversely determined (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would have a Material Adverse Effect or which purports to adversely affect the legality, validity or enforceability of this or any Loan Document.

          SECTION 6.8.  Ownership of Properties.  The Borrower owns good and
                        -----------------------
marketable title to, or a valid leasehold interest in, or an other enforceable interest in all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

          SECTION 6.9.  Taxes.  The Borrower has filed all tax returns and
                        -----
reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 6.10.  Pension and Welfare Plans.  During the consecutive
                         -------------------------
twelve-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty other than any liability, fine or penalty which could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

          SECTION 6.11.  Environmental Warranties.
                         ------------------------

          (a) All facilities and property owned or leased by the Borrower or any of its Subsidiaries or Partnerships have been, and continue to be, owned or leased by the Borrower and its Subsidiaries or Partnerships in compliance with all Environmental Laws, except where the failure so to comply would not have, or be reasonably expected to have, a Material Adverse Effect.

          (b) There are no pending or, to the knowledge of the Borrower, threatened:

          (i) material claims, complaints, notices or requests for information received by the Borrower from governmental authorities with respect to any alleged violation by the Borrower of any Environmental Law; or

          (ii) material complaints, notices or inquiries to the Borrower from governmental authorities regarding potential liability under any Environmental Law.

          (c)   There have been no Releases (as defined under any Environmental
Law) of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower that, singly, or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect.

          (d) The Borrower has obtained and is in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for the Borrower's business, except where the failure to obtain, maintain or comply with such permits, certificates, approvals, licenses or other authorizations would not have, or be reasonably expected to have, a Material Adverse Effect.

          (e) No property now or previously owned or leased by the Borrower is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to any Environmental Law, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up.

          (f) No conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which liability would have, or may reasonably be expected to have, a Material Adverse Effect.

          SECTION 6.12.  Regulations T, U and X.  The Borrower is not engaged in
                         ----------------------
the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          SECTION 6.13.  Accuracy of Information.  All material factual
                         -----------------------
information heretofore or contemporaneously furnished by the Borrower in writing to the Administrative Agent, the Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such material written factual information hereafter furnished by the Borrower in writing to the Administrative Agent or any Lender will be, true and materially accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent, the Arranger and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary in order to make such information not materially misleading.

          SECTION 6.14.  The Obligations.  The monetary Obligations are senior,
                         ---------------
unsecured Indebtedness of the Borrower ranking at least pari passu with all other senior, unsecured Indebtedness of the Borrower.

                                   ARTICLE 7

                                   COVENANTS

          SECTION 7.1.  Affirmative Covenants.  The Borrower agrees with the
                        ---------------------
Administrative Agent and each Lender that, until the Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

            7.1.1.  Financial Information, Reports, Notices.  The Borrower will
                    ---------------------------------------
furnish, or will cause to be furnished, to the Administrative Agent copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated statement of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Representative with responsibility for financial matters;

            (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audited report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the

     Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, and accompanied by the unqualified opinion of Arthur Andersen & Co. or other internationally recognized independent auditors selected by the Borrower which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

            (c) concurrently with the delivery of the financial statements referred to in Section 7.1.1.(a), a certificate, executed by the
                    -----------------
     controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenant set forth in Section 7.2.4;
                                     -------------

            (d) as soon as possible and in any event within five Business Days after any Authorized Representative obtains knowledge of the occurrence of each Default or default under material agreements of the Borrower, a statement of such Authorized Representative setting forth details of such Default or default and the action which the Borrower has taken and proposes to take with respect thereto;

            (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy of the type described in Section 6.7 or (y) the commencement of any labor controversy,
                  -----------
     litigation, action, proceeding of the type described in Section 6.7, notice
                                                             -----------
     thereof and, upon request of the Administrative Agent, copies of all non-privileged documentation relating thereto;

            (f) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower files with the Securities and Exchange Commission or any national securities exchange;

            (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any member of the Controlled Group of any liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty which liability could reasonably be expected to have a Material Adverse Effect, or any increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit which has a Material Adverse Effect, notice thereof and copies of all documentation relating thereto; and

            (h) as soon as known, any changes in Borrower's Debt Rating by Moody's or S&P or any other rating agency which maintains a Debt Rating on the Borrower which is used in the Pricing Grid.

            7.1.2.  Compliance with Laws.  The Borrower will comply in all
                    --------------------
material respects with all applicable law, rules, regulations and orders, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent non-compliance would not have a Material Adverse Effect.

            7.1.3.  Maintenance of Properties.  The Borrower will, and will use
                    -------------------------
reasonable efforts to cause each of its Subsidiaries and Partnerships to, maintain, preserve, protect and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties or equipment is no longer economically desirable and except where the failure so to do would not have a Material Adverse Effect.

            7.1.4.  Insurance.  The Borrower will maintain or cause to be
                    ---------
maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

            7.1.5.  Books and Records.  The Borrower will, and will cause each
                    -----------------
of its active Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent (at the Administrative Agent's expense), at reasonable times and intervals upon reasonable prior notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant. The Borrower will at any reasonable time and from time to time upon reasonable prior notice, permit the Administrative Agent to examine and make copies of and abstracts from the records and books of account of the Borrower; provided that by virtue of this Section 7.1.5 the Borrower shall not be deemed to have waived any right to confidential treatment of the information obtained, subject to the provisions of applicable law or court order.

            7.1.6.  Environmental Covenant.  The Borrower will, and will use
                    ----------------------
best efforts to cause each of its Subsidiaries and Partnerships to:

            (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws, in each case where the failure to do so may reasonably be expected to have a Material Adverse Effect;

            (b) promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws where such action or proceeding may reasonably be expected to have a Material Adverse Effect; provided that the
                                                               --------
     Borrower or such Subsidiary or Partnership may postpone such cure and dismissal during any period in which it is diligently pursuing any available appeals in such action or proceeding so long as such postponement would not be reasonably likely to have a Material Adverse Effect; and

            (c) provide such non-privileged information as the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
          -------------

            7.1.7.  Conduct of Business and Maintenance of Existence.  The
                    ------------------------------------------------
Borrower will continue to engage in business of the same type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.2.6.
                                                          -------------

            7.1.8.  Use of Proceeds.  The Borrower will apply the proceeds of
                    ---------------
the Loans for general corporate purposes, including, without limitation, (a) to provide liquidity support for the Borrower's commercial paper program, (b) to finance equity investments in projects of the Borrower and (c) for capital expenditures.

          SECTION 7.2.  Negative Covenants.  The Borrower agrees with the
                        ------------------
Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will, and will cause each of its Subsidiaries and Partnerships, as applicable, to perform the obligations set forth in this Section 7.2.
                                  -----------

            7.2.1.  Restrictions on Secured Indebtedness.  The Borrower will not
                    ------------------------------------
create, incur, assume or suffer to exist any secured Indebtedness, except:

            (a) the Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

            (b) Capitalized Lease Liabilities and other secured Indebtedness of any kind whatsoever (including, without limitation, Indebtedness secured by a pledge of the stock of a Subsidiary not otherwise permitted under clause
                                                                         ------
     (c) of this Section 7.2.1) at any time outstanding not exceeding an
     ---         -------------
     aggregate principal amount equal to 10% of Net Tangible Assets; provided that any Indebtedness exceeding such amount may be secured pursuant to
     Section 7.2.3(f); and
     ----------------

            (c) Non-Recourse Debt with respect to which the Borrower has pledged the stock of a Subsidiary in order to secure a project financing obtained prior to the Effective Date or obtained after the Effective Date by such Subsidiary (or the Partnership in which such Subsidiary is a partner).

            7.2.2.  ERISA.  The Borrower will not engage in any prohibited
                    -----
transactions under Section 406 of ERISA or under Section 4975 of the Code, which would subject the Borrower to any tax, penalty or other liabilities having a Material Adverse Effect.

            7.2.3.  Restrictions on Liens.  The Borrower will not create, incur,
                    ---------------------
assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.l;
                                ----------    -------------

            (b) Liens for taxes, assessments or other governmental charges or levies incurred in the ordinary course of business and not at the time delinquent or thereafter payable without penalty or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (e) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

            (f) Liens upon any property at any time directly owned by the Borrower to secure any Indebtedness of the nature described in clause (b)
                                                                    ----------
     of Section 7.2.1; provided that to the extent such Indebtedness exceeds the
        -------------
     10% threshold set forth in Section 7.2.1(b), the Obligations shall be
                                ----------------
     equally and ratably secured with any and all such excess Indebtedness and with any other Indebtedness similarly entitled to be equally and ratably secured; and

            (g) any Lien existing on the property of the Borrower on the Effective Date.

          In the event that the Borrower shall propose to create, incur, assume or suffer to exist any Lien upon any property at any time directly owned by it to secure any Indebtedness as contemplated by the proviso in clause (f) above,
                                                             ----------
the Borrower will give prior written notice thereof to the Administrative Agent, who shall give notice to the Lenders, and the Borrower will, prior to or simultaneously with the creation of such Lien, effectively secure the Obligations equally and ratably with such Indebtedness.

            7.2.4.  Financial Condition.  The Borrower will not permit its
                    -------------------
Tangible Net Worth to be less than $400,000,000 plus 25% of the Borrower's and its Subsidiaries' consolidated net income earned (without subtracting net losses) in each Fiscal Quarter commencing with the quarter ending after September 30, 1992.

            7.2.5.  Investments.  The Borrower will not, and will not permit any
                    -----------
of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

            (a) Investments existing on the Effective Date;

            (b) Cash Equivalent Investments; provided, however, that any
                                             --------  -------
     Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held
                  --------------------------
     notwithstanding that such Investment if made thereafter would not comply with such requirements.

            (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.1;
                 -------------

            (d) otherwise in the ordinary course of business, including, but not limited to, direct or indirect investments in other Persons that engage or will engage in power projects and related businesses; and

            (e) Investments permitted pursuant to Section 7.2.6(b).
                                                  ----------------

            7.2.6.  Consolidation, Merger.  The Borrower will not, and will not
                    ---------------------
permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) in one or any series of transactions except:

            (a) any such Subsidiary may liquidate or dissolve voluntarily into, or may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary;

            (b) so long as no Default (by reason of the violation of Section
                                                                     -------
     7.2.4) has occurred and is continuing or would occur after giving effect
     -----
     thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets, stock or other equity interests of any Person, or (in the case of any such Subsidiary) acquire such Person by merger; and

            (c) provided that no Default has occurred and is continuing or would occur after giving effect thereto (including, without limitation, a Change in Control), the Borrower may consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, or permit any Person to merge into or consolidate with the Borrower if the Borrower is the surviving corporation or the surviving corporation is a corporation incorporated under the laws of the United States of America and assumes the Obligations.

            7.2.7.  Asset Dispositions.  The Borrower will not, and will not
                    ------------------
permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

            (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business; or

            (b) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this Section 7.2.7(b) during the
                                                 ----------------
     most recent 12-month period since the Effective Date, does not exceed 10% of Net Tangible Assets computed as of the end of the most recent quarter preceding such sale; provided, however, that any such sales shall be
                          --------  -------
     disregarded for purposes of the limitation of this Section 7.2.7(b) if the
                                                        ----------------
     proceeds are invested in assets in similar or related lines of business of the Borrower, and provided further, that the Borrower may sell or otherwise
                       -------- -------
     dispose of assets in excess of such 10% if the proceeds from such sales or dispositions, which are not so reinvested, are retained by the Borrower as cash or Cash Equivalent Investments.

            7.2.8.  Transactions with Affiliates.  The Borrower will not enter
                    ----------------------------
into, or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Borrower and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower with a Person which is not one of its Affiliates.

            7.2.9.  Restrictive Agreements.  The Borrower will not enter into
                    ----------------------
any agreement prohibiting the ability of the Borrower from amending or otherwise modifying any Loan Document.

                                   ARTICLE 8

                               EVENTS OF DEFAULT

          SECTION 8.1.  Listing of Events of Default.  Each of the following
                        ----------------------------
events or occurrences described in this Section 8.1 shall constitute an "Event
                                        -----------
of Default."

            8.1.1.  Non-Payment of Obligations.  The Borrower shall default in
                    --------------------------
the payment when due of any principal of any Loan or the Borrower shall default (and such default shall continue unremedied for a period of five Business Days) in the payment when due of interest on any Loan, of any Facility Fee, of any Utilization Fee or of any other monetary Obligation.

            8.1.2.  Breach of Warranty.  Any representation or warranty of the
                    ------------------
Borrower made or deemed to be restated or remade in any Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Administrative Agent or any Lender for the purposes of or in connection with any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed made in any material respect.

            8.1.3.  Non-Performance of Certain Covenants and Obligations.  The
                    ----------------------------------------------------
Borrower shall default in the due performance and observance of any of its obligations under Section 7.2 (other than Sections 7.2.4 and 7.2.8).
                  -----------             --------------     -----

            8.1.4.  Non-Performance of Other Covenants and Obligations.  The
                    --------------------------------------------------
Borrower shall default in the due performance and observance of any other covenant or agreement contained in any Loan Document, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent.

            8.1.5.  Default on Other Indebtedness.  A default shall occur in the
                    -----------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower (other than Indebtedness incurred under this Agreement) or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity, in either case, such Indebtedness having a principal amount, individually or in the aggregate, in excess of $20,000,000 (other than Indebtedness described in Section 8.1.1).
                                                            -------------

            8.1.6.  Judgments.  Any judgment or order for the payment of money
                    ---------
in excess of $20,000,000 (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against the Borrower and either:

            (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

            (b) there shall be any period of fifteen (15) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

            8.1.7.  Pension Plans.  Any of the following events shall occur with
                    -------------
respect to any Pension Plan:

            (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $20,000,000; or

            (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

            8.1.8.  Control of the Borrower.  Any Change in Control shall occur.
                    -----------------------

            8.1.9.  Bankruptcy, Insolvency.  The Borrower shall:
                    ----------------------

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or a substantial portion of its property, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestration or other custodian for the Borrower or for a substantial part of its property, and such trustee, receiver, sequestration or other custodian shall not be discharged within 60 days, provided that nothing in
                                                       --------
     the Loan Documents shall prohibit or restrict any right the Administrative Agent or any Lender may have under applicable law to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance);

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, and, if any such case or proceeding is not commenced by the Borrower, such case or proceeding shall be consented to or acquiesced in by the Borrower or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided
                                                                     --------
     that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent or any Lender may have under applicable law to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance); or

            (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

          SECTION 8.2.  Action if Bankruptcy.  If any Event of Default described
                        --------------------
in clauses (a) through (e) of Section 8.1.9 shall occur with respect to the
   -----------         ---    -------------
Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other monetary Obligations shall automatically be and become immediately due and payable, without notice or demand.

          SECTION 8.3.  Action if Other Event of Default.  If any Event of
                        --------------------------------
Default (other than any Event of Default described in clauses (a) through (e) of
                                                      -----------         ---
Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and
-------------
be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by written notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other monetary Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other monetary Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment and/or, as the case may be, the Commitments shall terminate. The rights provided for in the Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

          SECTION 8.4.  Rescission of Declaration.  Any declaration made
                        -------------------------
pursuant to Section 8.3 may, should the Required Lenders in their sole and
            -----------
absolute discretion so elect, be rescinded by written notice to the Borrower at any time after the principal of the Loans and the Notes shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; provided that the Borrower
                                                   --------
shall have paid all arrears of interest upon the Loans and all other amounts then owed to the Administrative Agent and the Lenders including all costs, expenses and liabilities incurred by the Administrative Agent and the Lenders in respect of such declaration and all consequences thereof (except the principal of the Loans which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; provided that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                                   ARTICLE 9

                              ADMINISTRATIVE AGENT

          SECTION 9.1.  Appointment and Authorization of Administrative Agent.
                        -----------------------------------------------------
Each Lender hereby appoints Bank of America as its Administrative Agent under and for purposes of each Loan Document. Each Lender hereby irrevocably (subject to Section 9.9) designates and authorizes Administrative Agent to take such
   -----------
action on its behalf under the provisions of this

Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          SECTION 9.2.  Delegation of Duties. The Administrative Agent may
                        --------------------
execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

          SECTION 9.3.  Liability of Administrative Agent.  No Administrative
                        ---------------------------------
Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (ii) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by the Borrower or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any Subsidiary or Affiliate thereof.

          SECTION 9.4.  Reliance by Administrative Agent.
                        --------------------------------

          (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases by fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender and participant shall be deemed to have
             -----------
consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to each Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

          SECTION 9.5.  Notice of Default.  The Administrative Agent shall not
                        -----------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Article 8; provided, however, that unless
                                               --------  -------
and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          SECTION 9.6.  Credit Decision; Disclosure of Information by
                        ---------------------------------------------
Administrative Agent.  Each Lender and participant acknowledges that no
--------------------
Administrative Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrower or any of its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender or participant as to any matter, including whether the Administrative Agent-Related Persons have disclosed material information in their possession. Each Lender, including any Lender by assignment, and each participant represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and participant also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and Affiliates. Except for notices, reports and other documents expressly required to be furnished to Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender or participant with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries or Affiliates which may come into the possession of any Administration Agent-Related Person.

          SECTION 9.7.  Indemnification of Administrative Agent.  Whether or not
                        ---------------------------------------
the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, and hold harmless each Administrative Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable
                            --------  -------
for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, further however, that no action taken in
                    --------  ------- -------
accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

          SECTION 9.8.  Administrative Agent in Individual Capacity.  Bank of
                        -------------------------------------------
America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders and participants acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower or its Subsidiaries or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent.

          SECTION 9.9.  Resignation by Administrative Agent.  The Administrative
                        -----------------------------------
Agent may resign as the Administrative Agent upon 30 days' notice to the Lenders and to the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which approval of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as the Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article 9 and Sections 10.3 and
                                                               -------------
10.4 shall inure to its benefit as to any actions taken or omitted to be taken
----
by it while it was the Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as the Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

          SECTION 9.10. Arranger.  As Arranger, Banc of America Securities LLC
                        --------
shall have no right, power, obligation, liability, responsibility or duty under the Loan Documents. Without limiting the foregoing, Banc of America Securities LLC shall have no fiduciary relationship with any Lender or any participant. Each Lender acknowledges that it has not relied, and will not rely, on Banc of America Securities LLC in deciding to enter into this Agreement or in taking or not taking action hereunder or under any other Loan Document.

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

          SECTION 10.1.  Waivers, Amendments.
                         -------------------

          (a) The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided,
                                                                   --------
however, that no such amendment, modification or waiver shall (i) forgive or
-------
reduce the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this Section 10.1 or any percentage specified in the definition of Required
     ------------
Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under the Loan Documents, in each case without the written consent of all Lenders; or (iii) amend, modify or waive any pro rata provision of Section 4.9, or any provision in the Loan Documents which provides
             -----------
for amounts paid in respect of the Obligations to be shared among the Lenders ratably, without the consent of all Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights under the Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          (b) No failure or delay on the part of the Administrative Agent or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 10.2.  Notices.
                         -------

          (a) All notices and other communications provided to any party hereto under any Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its name on the signature pages hereof or set forth in the relevant Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a written notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid shall be effective five Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

          (b) Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Requirements of Law, have the same force and effect as manually-signed hard copies and shall be binding on the Borrower, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed hard copy thereof; provided,
                                                                --------
however, that the failure to request or deliver the same shall not limit the
-------
effectiveness of any facsimile document or signature.

          (c) Electronic mail and internet and intranet websites may be used to distribute routine communications, such as financial statements and other information, and to distribute agreements and other documents to be signed by the Administrative Agent, the Lenders and the Borrower. No other legally-binding and/or time-sensitive communication or Request for Borrowing or Continuation/Conversion Notice may be sent by electronic mail without the consent of, or confirmation to, the intended recipient in each instance.

          (d) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent-Related Persons and the Lenders from any loss, cost, expense or liability as a result of relying on any notices purportedly given by or on behalf of the Borrower; provided,
                                                                  --------
however, that the Borrower shall not be required to indemnify any Administrative
-------
Agent-Related Person or any Lender from any loss, cost, expense or liability caused by its own gross negligence or willful misconduct.

          SECTION 10.3.  Payment of Costs and Expenses.
                         -----------------------------

          (a) The Borrower agrees to pay promptly on demand upon presentation of a statement of account in reasonable detail, all reasonable out-of-pocket costs and expenses of the Arranger and the Administrative Agent (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) in connection with:

          (i) the syndication of the Loans and the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required; and

          (ii) the preparation and review of the form of any document or instrument relevant to any Loan Document; provided, however, that the
                                               --------  -------
     Borrower shall have no obligation to pay for the cost of the documentation of assignments or participations as provided in Section 10.11 (unless such
                                                     -------------
     assignment is made pursuant to Section 4.11);
                                    ------------

in each case, upon presentation of statement of account, whether or not the transactions contemplated hereby are consummated.

          (b)   Without duplication of the Borrower's obligations under Section
                                                                        -------
4.7, the Borrower further agrees to pay upon demand, and to save the
---
Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution, delivery or enforcement of any Loan Document or with the Borrowings hereunder. The Borrower also agrees to reimburse the Administrative Agent and each Lender, as applicable, promptly upon demand upon presentation of a statement of account in reasonable detail for (x) all reasonable out-of-pocket costs and expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) incurred by the Administrative Agent and each Lender in connection with the negotiation of any restructuring or work-out, whether or not consummated, of any monetary Obligations and (y) all out-of-pocket costs and expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) incurred by the Administrative Agent and each Lender in connection with the enforcement of any Obligations after an Event of Default; provided that, in either case, the Borrower shall not be
                  --------
obligated to reimburse such costs and expenses that are found in a final judgment by a court of competent jurisdiction to have been incurred in an attempt to enforce such rights and remedies that were pursued by such Administrative Agent or Lender in bad faith and without any reasonable basis in fact or law.

          SECTION 10.4.  Indemnification.  Whether or not the transactions
                         ---------------
contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless each Administrative Agent-Related Person and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against: (a) any and all claims,
                   -----------
demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against the Borrower, any of its Subsidiaries, any of its Affiliates or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Loan, or the relationship of the Borrower, the Administrative Agent and the Lenders under this Agreement; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (d) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases whether or not arising out of the negligence of an Indemnitee, whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no
                              -----------------------    --------
Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive repayment of all Obligations.

          SECTION 10.5.  Survival.  The obligations of the Borrower under
                         --------
Sections 4.3, 4.5, 4.6, 4.7, 10.3 and 10.4, and the obligations of the Lenders
------------  ---  ---  ---  ----     ----
under Section 9.7, shall in each case survive any termination of this Agreement,
      -----------
the payment in full of all monetary Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

          SECTION 10.6.  Severability.  Any provision of any Loan Document which
                         ------------
is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.7.  Headings.  The various headings of each Loan Document
                         --------
are inserted for convenience only and shall not affect the meaning or interpretation of such other Loan Document or any provisions hereof or thereof.

          SECTION 10.8.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 10.9.  Governing Law; Entire Agreement.  This Agreement, the
                         -------------------------------
Notes and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of California. The Loan Documents, together with the fee letter referred to in Section 3.3.3, the Commitment Letter (to the extent not inconsistent with
      -------------
this Agreement) and the letter agreement of even date herewith between Bank of America and the Borrower, represent the agreement of the Borrower, the Administrative Agent and the Lenders and supersede any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to in the Loan Documents.

          SECTION 10.10.  Successors and Assigns.  This Agreement shall be
                          ----------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                                   --------  -------

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                -------------

          SECTION 10.11.  Sale and Transfer of Loans and Notes; Participations
                          ----------------------------------------------------
in Loans and Notes. Each Lender may assign, or sell participations in, its Loans
------------------
and Commitments to one or more other Persons in accordance with this Section
                                                                     -------
10.11.
-----

            10.11.1.  Assignments.
                      -----------

            (a) Any Lender (an "Assignor") may, in accordance with applicable
                                --------
law, at any time and from time to time assign to any Person that is an Eligible Assignee (an "Assignee"), with the consent of the Administrative Agent and,
              --------
except at any time a Default or Event of Default shall have occurred and be continuing, the Borrower (which, in each case, shall not be unreasonably withheld or delayed (except that no such consent shall be necessary in the case of an assignment to another Lender or to an Affiliate of a Lender)), all or any part of its rights and obligations under this Agreement pursuant to a Lender Assignment Agreement, executed by such Assignee, such Assignor and any other Person whose consent is required pursuant to this paragraph, and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee
                           --------
(other than any Lender or any Affiliate thereof) shall be in an aggregate principal amount of less than $10,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent; and provided,
                                                                   --------
further, that after giving effect to any such assignment the Assignor shall
-------
have a Commitment remaining of at least $10,000,000 in the aggregate amount (other than in the case of an assignment of all of a Lender's interests under this Agreement). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Lender Assignment Agreement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Lender Assignment Agreement, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto).

          (b) The Administrative Agent shall, on behalf of the Borrower, maintain at its address set forth below its name on its signature page hereof a copy of each Lender Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and
 --------
the Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing the Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Lender Assignment Agreement, and thereupon one or more new Notes shall be issued to the designated Assignee.

          (c) Upon its receipt of a Lender Assignment Agreement executed by an Assignor, an Assignee and any other Person whose consent is required by Section
                                                                        -------
10.11.1(a), together with payment to the Administrative Agent of a registration
----------
and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Lender Assignment Agreement and (ii) record the information contained therein in the Register on the effective date determined pursuant thereto.

          (d) For the avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 10.11.1 concerning assignments
                                        ---------------
of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

            (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) of this Section 10.11.1.
                                      -------------         ---------------

            10.11.2.  Participations.  Each Lender may from time to time,
                      --------------
without the consent of any other Person, grant participations to one or more other Persons (including another Lender) all or any portion of its pro rata share of its Commitment and/or Extensions of Credit; provided, however, that (i)
                                                     --------  -------
such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purpose of Article 4 (but only to the extent that the cost of such benefits to the Borrower does not exceed the cost which the Borrower would have incurred in respect of such Lender absent the participation) and subject to Sections 4.9 and 4.10, (iv) the
                                         ---------------------
Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) the participation agreement shall not restrict an increase in the combined Commitments or in the granting Lender's Commitment or pro rata share, so long as the amount of the participation of interest is not increased, and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents; provided, however, that the assigning Lender
                                  --------  -------
may, in any agreement with a participant, give such participant the right to consent to any matter which (A) extends the Commitment Termination Date as to such participant or any other date upon which any payment of money is due to such participant, (B) reduces the rate of interest owing to such participant, any fee or any other monetary amount owing to such participant, or (C) reduces the amount of any installment of principal owing to such participant. Any Lender that sells a participation to any Person that is a "foreign corporation, partnership or trust" within the meaning of the Code shall include in its participation agreement with such Person a covenant by such Person that such Person will comply with the provisions of Section 4.7(c) as if such Person were
                                          --------------
a Lender and provide that the Administrative Agent and the Borrower shall be third party beneficiaries of such covenant.

          SECTION 10.12.  Other Transactions.  Nothing contained herein shall
                          ------------------
preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by any Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 10.13.  Submission To Jurisdiction; Waivers.  Each of the
                          -----------------------------------
Borrower, the Administrative Agent and the Lenders hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of California, the courts of the United States for the Central District of California, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on its signature page hereof or at such other address of which the Administrative Agent shall have been notified pursuant to Section 10.2;
                 ------------

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          SECTION 10.14.  WAIVERS OF JURY TRIAL.  THE BORROWER, THE
                          ---------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION 10.15.  Non-Recourse Persons.  The Lenders acknowledge that no
                          --------------------
Non-Recourse Person shall have any responsibility or liability for the Obligations.

          SECTION 10.16.  Acknowledgments.  The Borrower hereby acknowledges
                          ---------------
that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with any of the Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created by any of the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, the Administrative Agent and the Lenders.

          SECTION 10.17.  Confidentiality.  Each of the Administrative Agent and
                          ---------------
each Lender agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this Agreement; provided that nothing herein
                                               --------
shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent, any other Lender or any Affiliate of any Lender, (ii) to any transferee or prospective transferee that agrees to comply with the provisions of this Section 10.17, (iii) to its employees,
                                   -------------
directors, agents, attorneys, accountants and other professional advisors or those of any of its Affiliates, (iv) upon the request or demand of any Governmental Authority, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) if requested or required to do so in connection with any litigation or similar proceeding, (vii) that has been publicly disclosed, (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (ix) in connection with the exercise of any remedy under any Loan Document.

          SECTION 10.18.  No Third Party Beneficiaries.  This Agreement is made
                          ----------------------------
for the purpose of defining and setting forth certain obligations, rights and duties of the Borrower, the Administrative Agent and the Lenders in connection with the Extensions of Credit, and is made for the sole benefit of the Borrower, the Administrative Agent and the Lenders, and the Administrative Agent's and the Lenders' successors and assigns. Except as provided in Sections 9.7, 10.2 and
                                                       ------------  ----
10.4, no other Person shall have any rights of any nature hereunder or by reason
----
hereof.

          SECTION 10.19.  Effectiveness.  As between the Lenders and the
                          -------------
Administrative Agent, Article 9 of this Agreement (and similar provisions in this Agreement establishing the rights and obligations of the Administrative Agent and the Lenders as between themselves) shall become effective as to the Lenders and the Administrative Agent upon the execution and delivery of this Agreement by the Lenders and the Administrative Agent (whether on or prior to June 30, 2000).

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                                         EDISON MISSION ENERGY

                                         By:__________________________________
                                            Name:
                                            Title:

                                         Address for Notices:
                                         --------------------
                                         18101 Von Karman Avenue
                                         Suite 1700
                                         Irvine, CA  92616
                                         Attention:  General Counsel
                                         Telephone No.:  (949) 752-5588
                                         Telecopier No.: (949) 752-1420


                     [Signature Page to Credit Agreement]

                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as
                                         Initial Lender

                                         By: __________________________________
                                             Name:  Gary Tsuyuki
                                             Title: Managing Director

                                         Address for Notices:
                                         --------------------
                                         San Francisco Credit Products
                                         Mail Code: CA5-705-41-01
                                         555 California Street, 41st Floor
                                         San Francisco, CA 94104
                                         Attention:  Gary Tsuyuki
                                         Telephone No.:  (415) 622-8322
                                         Telecopier No.: (415) 622-0632


                     [Signature Page to Credit Agreement]

                                                                         ANNEX I
                                                             to Credit Agreement
                                                             -------------------
                             EDISON MISSION ENERGY
                 $300,000,000 Senior Unsecured Credit Facility
                                 Pricing Grid

-----------------------------------------------------------------------------------------------------------
BASIS FOR PRICING                          LEVEL 1                 LEVEL 2                  LEVEL 3
                                   Borrower's Debt Rating   Borrower's Debt Rating   Borrower's Debt Rating
                                          At Least:            Less Than Level 1       Less Than Level 2
                                        A- By S&P And            But At Least:           But At Least:
                                        A3 By Moody's           BBB+ By S&P And         BBB By S&P And
                                                                Baa1 By Moody's         Baa2 By Moody's
-----------------------------------------------------------------------------------------------------------
Facility Fee(1)                              10 bps                12.5 bps                   15 bps
-----------------------------------------------------------------------------------------------------------
Alternate Base Rate                           0 bps                   0 bps                    0 bps
Applicable Margin
-----------------------------------------------------------------------------------------------------------
LIBOR Applicable Margin                      40 bps                  50 bps                   60 bps
-----------------------------------------------------------------------------------------------------------
Drawn Cost(2) without                        50 bps                62.5 bps                   75 bps
Utilization
-----------------------------------------------------------------------------------------------------------
Utilization Fee                            12.5 bps                12.5 bps                 12.5 bps
-----------------------------------------------------------------------------------------------------------
Drawn Cost(3) with
Utilization Usage(4)
(less than or equal                        50.0 bps                62.5 bps                 75.0 bps
to 33-1/3% usage)
(greater than 33-1/3%                      62.5 bps                75.0 bps                 87.5 bps
usage)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
BASIS FOR PRICING                          LEVEL 4                 LEVEL 5
                                   Borrower's Debt Rating   Borrower's Debt Rating
                                      Less Than Level 3       Lower Than Level 4
                                        But At Least:
                                       BBB- By S&P And
                                       Baa3 By Moody's
----------------------------------------------------------------------------------
Facility Fee(1)                             20 bps                   40 bps
----------------------------------------------------------------------------------
Alternate Base Rate                          5 bps                   60 bps
Applicable Margin
----------------------------------------------------------------------------------
LIBOR Applicable Margin                    105 bps                  160 bps
----------------------------------------------------------------------------------
Drawn Cost(2) without                      125 bps                  200 bps
Utilization
----------------------------------------------------------------------------------
Utilization Fee                           12.5 bps                 12.5 bps
----------------------------------------------------------------------------------
Drawn Cost(3) with
Utilization Usage(4)
(less than or equal                      125.0 bps                200.0 bps
to 33-1/3% usage)
(greater than 33-1/3%                    137.5 bps                212.5 bps
usage)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

     bps = basis points per annum
(1) Paid quarterly in arrears on each Lender's commitment irrespective of usage.
(2) Facility Fee plus Applicable Margin. Drawn Cost without Utilization for LIBOR Rate Loans set forth as an example.
(3) Drawn Cost plus cumulative Utilization Fee. Drawn Cost with Utilization for LIBOR Rate Loans set forth as an example.
(4) The percentage of total outstanding Loans as compared to the Total Commitment Amount.
(5) At any time the Debt Ratings are split between S&P and Moody's, the Pricing Level in which the lower rating falls should govern.

                                                                       EXHIBIT A
                                                             to Credit Agreement
                                                             -------------------
                                   [FORM OF]
                                      NOTE
                                      ----

$__________                                                               [DATE]

          FOR VALUE RECEIVED, the undersigned, EDISON MISSION ENERGY, a California corporation (the "Borrower"), promises to pay to the order of
                             --------
__________ (the "Lender") on the Commitment Termination Date the principal sum
                 ------
of ________ DOLLARS ($_______) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of May 30, 2000 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                                       ------
Agreement"), among the Borrower, the various financial institutions as are, or
---------
shall from time to time become, parties thereto and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for such financial
                           --------------------
institutions.

          The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

          Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

          This Note evidences Indebtedness incurred under the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          If any payment on this Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day; provided that, in the case of LIBO Rate Loans, if such extension would
     --------
result in extending such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day.

          THIS NOTE HAS BEEN DELIVERED IN IRVINE, CALIFORNIA AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

                                         EDISON MISSION ENERGY


                                         By:_______________________________
                                            Name:
                                            Title:

                          LOANS AND PRINCIPAL PAYMENTS


                                              Amount of   Outstanding
                                     End of   Prin. Or     Principal
              Type of    Amount of  Interest  Int. Paid     Balance     Notation
 Date        Loan Made   Loan Made   Period   This Date    This Date    Made By
------       ---------   ---------  --------  ---------   -----------   --------

                                                                       EXHIBIT B
                                                             to Credit Agreement
                                                             -------------------
                                   [FORM OF]
                               BORROWING REQUEST
                               -----------------

Bank of America, N.A.,
as Administrative Agent
Credit Services - Agency
Mail Code: TX1-492-14-12
901 Main Street
Dallas, TX 75202-3714
Attention:   Jody Mills, Agency Officer
             Telephone No.: (214) 209-9192
             Facsimile No.:  (214) 209-2118

                             EDISON MISSION ENERGY
                             ---------------------

Ladies and Gentlemen:

          This Borrowing Request is delivered to you pursuant to Sections 2.3,
                                                                 ------------
3.2.1 and 5.2.2 of the Credit Agreement, dated as of May 30, 2000 (together with
-----     -----
all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among EDISON MISSION ENERGY, a
                              ----------------
California corporation (the "Borrower"), the various financial institutions as
                             --------
are, or shall from time to time become, parties thereto and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise
                                    --------------------
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that Loans be made in the aggregate principal amount of [________] on [__________, ____] as a [LIBO Rate Loan having an Interest Period of ___ months] [Base Rate Loan]. The Borrower hereby confirms that the proceeds of the Borrowing will be used for the purposes permitted in the Credit Agreement.

          Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                              Person(s) to be Paid
                              --------------------

       Amount to be
       Transferred             Name       Account Co.   Name, Address of Transferee Lender
------------------------   ------------   -----------   ----------------------------------
$_______________________   ____________   ___________   __________________________________

                                                        __________________________________

                                                        Attention:________________________

$_______________________   ____________   ___________   __________________________________

$_______________________   ____________   ___________   __________________________________

                                                        Attention:________________________

                              Person(s) to be Paid
                              --------------------

       Amount to be
       Transferred             Name       Account Co.   Name, Address of Transferee Lender
------------------------   ------------   -----------   ----------------------------------
Balance of such proceeds   Borrower       ___________   __________________________________

                                                        Attention:________________________

          The undersigned hereby certifies that before and after giving effect to the Borrowing described above (but, if any Default of the nature referred to in Section 8.1.5 of the Credit Agreement shall have occurred with respect to any
   -------------
other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Borrowing), the following statements are true and correct:

          (a) the representations and warranties set forth in Article VI of the
                                                              ----------
     Credit Agreement are true and correct in all material respects with the same effect as if made on the date of this Borrowing Request (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date); and

          (b) no Default or Event of Default has occurred and is continuing or would result from such Borrowing.

                                     * * *

          The Borrower has caused this Borrowing Request to be executed and delivered by its duly Authorized Representative this [___] day of [_______, ____].

                                         EDISON MISSION ENERGY


                                         By:_______________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT C
                                                             to Credit Agreement
                                                             -------------------
                                   [FORM OF]
                         CONTINUATION/CONVERSION NOTICE
                         ------------------------------

Bank of America, N.A.,
as Administrative Agent
Credit Services - Agency
Mail Code: TX1-492-14-12
901 Main Street
Dallas, TX 75202-3714
Attention:  Jody Mills, Agency Officer
            Telephone No.: (214) 209-9192
            Facsimile No.: (214) 209-2118

                             EDISON MISSION ENERGY
                             ---------------------

Ladies and Gentlemen:

          This Continuation/Conversion Notice is delivered to you pursuant to Sections 2.4, 3.2.1 and 5.2.2 of the Credit Agreement, dated as of May 30, 2000
------------  -----     -----
(together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among EDISON
                                           ----------------
MISSION ENERGY, a California corporation (the "Borrower"), the various financial
                                               --------
institutions as are, or shall from time to time become, parties thereto and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Unless
                                                --------------------
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that on [__________, ____],

          (1) $[_________] of the presently outstanding principal amount of the Loans originally made on [________, ____],

          (2) and all presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

          (3) be [Continued as] [Converted into],

          (4) [LIBO Rate Loans having an Interest Period of months] [Base Rate Loans].

          The undersigned hereby certifies that before and after giving effect to the [Conversion] [Continuation] described above the following statements are true and correct:

          (a) the representations and warranties set forth in Article VI of the
                                                              ----------
     Credit Agreement are true and correct in all material respects with the same effect as if made on the date of this Continuation/Conversion Notice (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date); and

          (b) no Default or Event of Default has occurred and is continuing or would result from such [Conversion] [Continuation].

          The Borrower has caused this Continuation/Conversion Notice to be executed and delivered by its Authorized Representative this [___] day of [_________, ____].

                                         EDISON MISSION ENERGY


                                         By:__________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT D
                                                             to Credit Agreement
                                                             -------------------
                                   [FORM OF]
                          LENDER ASSIGNMENT AGREEMENT
                          ---------------------------

To:   EDISON MISSION ENERGY

To:   Bank of America, N.A.,
      as Administrative Agent

                             EDISON MISSION ENERGY
                             ---------------------

Ladies and Gentlemen:

          We refer to clause (a) of Section 10.11.1 of the Credit Agreement,
                      ----------    ---------------
dated as of May 30, 2000 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                                       ------
Agreement"), among EDISON MISSION ENERGY, a California corporation (the
---------
"Borrower"), the various financial institutions (the "Lenders") as are, or shall
 --------                                             -------
from time to time become, parties thereto and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders. Unless
                           --------------------
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          This Agreement is delivered to you pursuant to clause (a) of Section
                                                         ----------    -------
10.11.1 of the Credit Agreement and also constitutes notice to each of you of
-------
the assignment and delegation to [________] (the "Assignee") of [___]% of the
                                                  --------
Loans and Commitments of [_________] (the "Assignor") outstanding under the
                                           --------
Credit Agreement on the date hereof.

          Upon acceptance and recording of this notice by the Administrative Agent, from and after the date hereof, the Administrative Agent shall make all payments in respect of the Commitment and Loans assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the date hereof and to the Assignee for amounts which have accrued subsequent to the date hereof. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the date hereof or with respect to the making of this assignment directly between themselves.

          The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee represents and warrants that it is an Eligible Assignee. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

          Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent:

          (1)    the Assignee:

               (a) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (b) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (2) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

          The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.
   ---------------

          The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

          1.   Address for Notices:
               -------------------

               Institution Name:

               Attention:

               Domestic Office:
               ---------------

               Telephone:

               Facsimile:

               Telex (Answerback):

               LIBOR Office:
               ------------

               Telephone:

               Facsimile:

          2.   Payment Instructions:
               --------------------

          The Assignee agrees to furnish the tax form required by paragraph (c)
                                                                  -------------
of Section 4.7 (if so required) of the Credit Agreement no later than the date
   -----------
of acceptance hereof by the Administrative Agent.

          This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                                   [ASSIGNOR]
-------------------

Loan Commitment: [____]%                              By:_____________________
                                                      Title:

Percentage                                            [ASSIGNEE]
----------

Loan Commitment: [____]%                              By:_____________________
                                                      Title:

Accepted and Acknowledged
this [___] day of [_______, ___]

[______________________],
as Administrative Agent


By:_______________________
   Title:


EDISON MISSION ENERGY*


By:_______________________
   Title:

*  If required under Section 10.11.1 of the Credit Agreement.

                                                                       EXHIBIT E
                                                             to Credit Agreement
                                                             -------------------
                                   [FORM OF]
                                 CERTIFICATE OF
                           AUTHORIZED REPRESENTATIVE
                            OF EDISON MISSION ENERGY

          The undersigned, as an Authorized Representative of EDISON MISSION ENERGY, a corporation organized and existing under the laws of California (the "Borrower") DOES HEREBY CERTIFY that:

     1. All of the representations and warranties of the Borrower, contained in that certain Credit Agreement (the "EME Credit Agreement"), dated May 30, 2000, among the Borrower, the certain commercial lending institutions named therein (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders, are true and correct in all material respects on and as of the date hereof (other than representations and warranties which expressly speak only as of a different date).

     2. No Default or Event of Default has occurred and is continuing as of the date hereof, and no Default or Event of Default will result from the Borrowing made as of the date hereof.

          Capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed thereto in Section 1.1 of the EME Credit
                                                  -----------
Agreement.

          IN WITNESS WHEREOF, the undersigned has signed this certificate this ____ day of May, 2000.


                                    ____________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT F
                                                             to Credit Agreement
                                                             -------------------

                                   [FORM OF]
                                 CERTIFICATE OF
                             EDISON MISSION ENERGY

          This Certificate of EDISON MISSION ENERGY, a California corporation (the "Company"), is being delivered pursuant to Section 5.1 of that certain
                                                -----------
Credit Agreement, dated as of the date hereof by and among the Company, the certain commercial lending institutions named therein (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders (the "EME Credit Agreement").

          I, the undersigned, hereby certify that I am the [Assistant] Secretary of the Company.

          I certify that attached hereto as Exhibit A is a true, correct and
                                            ---------
complete copy of certain resolutions consented to by the Board of Directors of the Company, authorizing the execution, performance and delivery of each Loan Document (as defined in the EME Credit Agreement), to which the Company is a party, and such resolutions have not been modified, amended or rescinded and remain in full force and effect as of the date hereof, and such resolutions are the only resolutions adopted by the Board of Directors of the Company relating to the subject matter thereof.

          I further certify that these resolutions are within the power of the Board of Directors of the Company to pass as provided in the Bylaws of the Company.

          I further certify that attached hereto as Exhibit B is a true and
                                                    ---------
correct copy of the Articles of Incorporation of the Company, together with all amendments thereto, which is currently in full force and effect and has not been amended.

          I further certify that attached hereto as Exhibit C is a true, correct
                                                    ---------
and complete copy of the Bylaws of the Company, together with all amendments thereto, which are currently in full force and effect and have not been amended.

          I further certify that each of the persons named on Exhibit D hereto
                                                              ---------
has been duly elected or appointed and is duly qualified as an officer of the Company on the date hereof, holding the office or offices set forth opposite such person's name, and the signature set forth opposite such person's name is a specimen of such person's signature.

          I further certify that attached hereto as Exhibit E is a true and
                                                    ---------
correct copy of the Certificate of Good Standing of the Company, certified by the Secretary of the State of Delaware.

          I further certify that the Company has no shareholder agreements, voting trusts or similar arrangements applicable to any authorized shares of the Company.

          IN WITNESS WHEREOF, I hereunto subscribe my name on this [____] day of May, 2000.


                                    ____________________________
                                    Name:
                                    Title:  [Assistant] Secretary

                                                                 SCHEDULE 1.1(a)
                                                             to Credit Agreement
                                                             -------------------

                                  Commitments
                                  -----------


Name of Lender                                                  Amount ($)
--------------                                                  ----------
Bank of America, N.A.                                           300,000,000